UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



       Date of Report (Date of earliest event reported): February 12, 2004
                                                         _________________



                                  OXiGENE, INC.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


       Delaware                      0-21990                    13-3679168
    _______________                ___________                 ___________
    (State or other                (Commission                (IRS Employer
    jurisdiction of                File Number)             Identification No.)
    incorporation)



                       230 Third Avenue, Waltham, MA 02451
                _________________________________________________
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (781) 547-5900
                                                           _______________



                     _____________________________________

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of businesses acquired.  Not applicable.

(b)      Pro forma financial information.  Not applicable.

(c)      The following exhibits are furnished with this report:

          Exhibit
          Number     Description
          _______    ___________

           99.1      Press Release of OXiGENE, Inc. dated February 12, 2004.


Item 12. Disclosure of Results of Operations and Financial Condition.

OXiGENE issued a news release on February 12, 2004, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced financial results for the fourth quarter ended December 31, 2003. This information shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933. SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     OXiGENE, INC.
                                                     (Registrant)



Date: February 12, 2004                              /s/ Frederick W. Driscoll
                                                     Frederick W. Driscoll

                                  EXHIBIT INDEX

 Exhibit No.           Description
 _________________________________

 99.1                  Press Release of OXiGENE, Inc. dated February 12, 2004.